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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 24, 2000
                                 Date of Report
                       (Date of earliest event reported)



                            Callon Petroleum Company
             (Exact name of registrant as specified in its charter)


          Delaware                     0-25192                 64-0844345
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              200 North Canal St.
                           Natchez, Mississippi 39120
          (Address of principal executive offices, including zip code)


                                 (601) 442-1601
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                         if changed since last report)

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not applicable to this filing.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable to this filing.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         Not applicable to this filing.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Not applicable to this filing.

ITEM 5. OTHER EVENTS.

         On September 28, 1999, Callon Petroleum Company (the "Company") filed a Registration Statement on Form S-3, File No. 333-87945 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $125 million in securities of the Company. On October 6, 1999, the SEC declared the Registration Statement effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus").

         On September 27, 2000, the Company filed with the SEC a preliminary supplement to the Prospectus, dated September 27, 2000 (the "Preliminary Prospectus Supplement"). The Company filed a final supplement to the Prospectus, dated October 23, 2000, with the SEC on October 24, 2000 (collectively with the Preliminary Prospectus Supplement, the "Prospectus Supplement"). The Prospectus Supplement relates to the issuance and sale in an underwritten public offering of $32,000,000 aggregate principal amount of the Company's 11% Senior Subordinated Notes due 2005 ("Notes") and up to an additional $4,800,000 of Notes if the underwriters exercise their over-allotment option in full. In connection with the filing of the Prospectus Supplement with the SEC, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Not applicable to this filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not applicable to this filing.


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(b)      PRO FORMA FINANCIAL INFORMATION.

         Not applicable to this filing.

(c)      EXHIBITS.

       EXHIBIT
       NUMBER                          TITLE OF DOCUMENT

         1.1 Underwriting Agreement, dated October 23, 2000 by and between the Company and Morgan Keegan & Company, Inc. and A.G. Edwards & Sons, Inc., as representatives of the underwriters, with respect to the issuance and sale of $32,000,000 aggregate principal amount of the Company's 11% Senior Subordinated Notes due 2005 ("Notes") and up to an additional $4,800,000 of Notes if the underwriters exercise their over-allotment option.

         4.1      Subordinated Indenture for the Company dated October 26, 2000.

         4.2 Supplemental Indenture for the Company's 11% Senior Subordinate Notes due 2005

         5.1      Opinion of Haynes and Boone, LLP

         23.1     Consent of Haynes and Boone, LLP (included as Exhibit 5.1)

         23.2     Consent of Arthur Andersen LLP

         23.3     Consent of Huddleston & Co., Inc.

         25.1     Statement of Eligibility of Trustee

ITEM 8. CHANGE IN FISCAL YEAR.

         Not applicable to this filing.

ITEM 9. REGULATION FD DISCLOSURE.

         Not applicable to this filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CALLON PETROLEUM COMPANY


                                      By: /s/ JAMES O. BASSI
                                         ------------------------------
Dated: October 25, 2000                   James O. Bassi
                                          Vice President and Controller




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                                  EXHIBIT INDEX

       EXHIBIT
       NUMBER                     DESCRIPTION
       -------                    -----------
         1.1      Underwriting Agreement, dated October 23, 2000 by and between the Company and Morgan Keegan & Company, Inc. and A.G. Edwards
                  & Sons, Inc., as representatives of the underwriters, with respect to the issuance and sale of $32,000,000 aggregate
                  principal amount of the Company's 11% Senior Subordinated
                  Notes due 2005 ("Notes") and up to an additional $4,800,000 of
                  Notes if the underwriters exercise their over-allotment
                  option.

         4.1      Subordinated Indenture for the Company dated October 26, 2000.

         4.2      Supplemental Indenture for the Company's 11% Senior
                  Subordinate Notes due 2005

         5.1      Opinion of Haynes and Boone, LLP

         23.1     Consent of Haynes and Boone, LLP (included as Exhibit 5.1)

         23.2     Consent of Arthur Andersen LLP

         23.3     Consent of Huddleston & Co., Inc.

         25.1     Statement of Eligibility of Trustee